UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 13, 2016 (Date of earliest event reported)
NOVAGOLD RESOURCES INC.
 (Exact Name of Registrant as Specified in Its Charter)
British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
Suite 720, 789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2
 (Address of principal executive offices) (Zip Code)
(604) 669-6227
 (Registrant's Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 13, 2016, NOVAGOLD RESOURCES INC. (the "Company") held its 2016 Annual General Meeting of Shareholders (the "Annual Meeting") at Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada.  At the Annual Meeting, the Company's shareholders approved each of the following proposals set forth in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 24, 2016:
Proposal 1:
The Company's shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:
Name	Votes For	Withheld	Broker Non-Votes
Sharon Dowdall	203,412,887	798,724	55,504,677
Dr. Marc Faber	202,800,781	1,410,830	55,504,677
Dr. Thomas Kaplan	202,226,435	1,985,176	55,504,677
Gregory Lang	202,782,128	1,429,483	55,504,677
Gillyeard Leathley	202,155,836	2,055,775	55,504,677
Igor Levental	201,995,665	2,215,946	55,504,677
Kalidas Madhavpeddi	203,479,807	731,804	55,504,677
Gerald McConnell	187,657,337	16,554,274	55,504,677
Clynton Nauman	203,569,632	641,979	55,504,677
Rick Van Nieuwenhuyse	177,317,871	26,893,740	55,504,677
Anthony Walsh	192,991,666	11,219,945	55,504,677

Proposal 2:
The Company's shareholders ratified the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company's Board of Directors to fix their remuneration:
Votes For	Withheld	Broker Non-Votes
258,108,955	1,606,852	0
Proposal 3:
The Company's shareholders approved a non-binding resolution approving the compensation of the Company's "Named Executive Officers":
Votes For	Votes Against	Abstain	Broker Non-Votes
190,909,858	11,785,609	1,515,661	55,504,679

Item 7.01 Regulation FD Disclosure
On May 16, 2016, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.
The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description
99.1	Press release, dated May 16, 2016 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholder meeting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 16, 2016	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 16, 2016 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholder meeting